OPTIMUM FUND TRUST

Optimum Fixed Income Fund
(the "Fund")

Supplement to the Fund's
Prospectuses dated July 29, 2009

Effective December 7, 2009, Tad Rivelle will have primary portfolio management responsibilities for TCW Investment Management Company's ("TCW") portion of the Optimum Fixed Income Fund.

The following replaces the third and fourth paragraphs in the section entitled "Who manages the Funds - Fixed Income Fund."

TCW, located at 865 South Figueroa Street, Los Angeles, CA 90017, was founded in 1987. TCW is part of the TCW Group which was founded in 1971. TCW specializes in managing assets for insurance companies, foreign investors, wrap programs, and high net worth individuals, and manages a number of mutual funds for retail and institutional investors. As of October 31, 2009, TCW had approximately $106 billion in assets under management. TCW has held its Fund responsibilities since May 2008.

Tad Rivelle is primarily responsible for the day-to-day management of TCW's share of the Fund's assets and is assisted by a team of professionals. Mr. Rivelle is a Group Managing Director of TCW, Trust Company of the West and TCW Asset Management Company. He is also Chief Investment Officer and a Managing Director with Metropolitan West Asset Management, LLC (Los Angeles, CA). Mr. Rivelle holds a B.S. in Physics from Yale University, a M.A. in Applied Mathematics from the University of Southern California and an M.B.A. from the University of California Los Angeles, Anderson School of Management.

Please keep this Supplement for future reference.

This Supplement is dated December 9, 2009.